UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   May 9, 2006
                         ------------------------------
                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
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             (Exact Name of Registrant as Specified in its Charter)



         Washington                   000-22418                 91-1011792
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(State or Other Jurisdiction    (Commission File No.)         (IRS Employer
     of Incorporation)                                      Identification No.)


                 2818 N. Sullivan Road, Spokane Valley, WA 99216
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


On May 9, 2006, Itron Inc.'s Board of Directors appointed Kirby A. Dyess, age 59, as a director, to expire at the annual meeting of shareholders in 2007. Ms. Dyess is a principal of Austin Capital Management LLC in Portland, Oregon. Prior to that, she was with Intel Corporation from 1987 to 2002, where she served in numerous positions, most recently as Vice President and Director of Operations for Intel Capital. Ms. Dyess is also a director of Merix Corporation, as well as various private and non-profit organizations.


The  information  presented  in this  Current  Report  on Form  8-K may  contain
forward-looking   statements   and   certain   assumptions   upon   which   such
forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               ITRON, INC.

Dated:  May 10, 2006      By:  /s/ STEVEN M. HELMBRECHT
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                               Steven M. Helmbrecht
                               Senior Vice President and Chief Financial Officer